UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

ORTHO CLINICAL DIAGNOSTICS HOLDINGS PLC

(Exact name of registrant as specified in charter)

England and Wales	001-39956	98-1574150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Route 202, Raritan, New Jersey		08869
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.00001 par value	OCDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 23, 2021, the Board of Directors (the “Board”) of Ortho Clinical Diagnostics Holdings plc (the “Company”) increased the size of the Board from ten directors to eleven directors and appointed Evelyn Dilsaver as a Class III director of the Company, with a term expiring at the Company’s annual meeting of shareholders to be held in 2024. Ms. Dilsaver has also been appointed as chairperson of the Audit Committee of the Board, effective as of the date of her appointment.

Ms. Dilsaver was designated by funds affiliated with The Carlyle Group Inc. to serve on the Board pursuant to the Company’s Articles of Association. There are no other transactions involving the Company and Ms. Dilsaver that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Dilsaver will receive compensation in accordance with our compensation arrangements for non-management directors. In addition, Ms. Dilsaver will enter into the Company’s standard U.K. director and officer indemnification agreement, the form of which was previously filed with the SEC on January 4, 2021 as Exhibit 10.26 to the Company’s Registration Statement on Form S-1 (File No. 333-251875), and U.S. director and officer indemnification agreement, the form of which was previously filed with the SEC on January 19, 2021 as Exhibit 10.27 to the Company’s Registration Statement on Form S-1 (File No. 333-251875).

Additional information regarding Ms. Dilsaver is set forth under Item 7.01 below.

Item 7.01   Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a press release announcing the appointment of Ms. Dilsaver to the Board.

The information furnished under this Item 7.01, including the exhibit related thereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Ortho Clinical Diagnostics Holdings plc, dated February 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ortho Clinical Diagnostics Holdings plc

Date: February 23, 2021	By:/s/ Joseph M. Busky
Name:	Joseph M. Busky
Title:	Chief Financial Officer